EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE (18 U.S.C. 1350),

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GrubHub Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Maloney, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ MATTHEW MALONEY
Matthew Maloney
Chief Executive Officer and Director

Date: May 15, 2014